UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)     October 5, 2000
                                                           ---------------



                                   TRITON ENERGY LIMITED
                                   ---------------------
              (Exact name of registrant as specified in its charter)





        Cayman Islands                   1-11675               None
-------------------------------       -------------           --------
(State or other jurisdiction of       (Commissiobn            (IRS Employer
   incorporation)                     File Number)      Identification No.)


Caledonian House, Jennett Street
     P.O. Box 1043
      George Town
Grand Cayman, Cayman Islands                                NA
----------------------------                                --
(Address of principal executive offices)                 (Zip Code)





     Registrant's telephone number, including area code       (345) 949-0050
                                                        --------------------




                                       N/A
          (Former name or former address, if changed since last report)

ITEM  5.    OTHER  EVENTS.

     On October 5, 2000, Triton Energy Limited (the "Company") issued a press release reporting it had sold $300 million of 8 7/8% senior notes due 2007 in an offering within the United States to qualified institutional investors and outside the United States to non-U.S. investors.

     In addition, Triton Energy announced that it has called for redemption all of the outstanding 8 3/4% senior notes due 2002 at the redemption price, including accrued interest, of $1,038.40 per $1,000 principal amount of notes. The redemption date is November 3, 2000.

     A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.


Exhibit No.  Description
-----------  -----------

99.1         Press Release dated October 5, 2000.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRITON  ENERGY  LIMITED





Date: October 6, 2000            By: /s/ W. Greg Dunlevy
                                    -----------------------
                                    W. Greg Dunlevy, Senior Vice President
                                        and Chief Financial Officer